UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 25, 2015

Adaptive Medias, Inc.

(Exact name of registrant as specified in its charter)

000-54074

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

16795 Von Karman Ave., #240

Irvine, CA 92606

(Address of principal executive offices)

949-525-4466

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

On January 27, 2015, Adaptive Medias, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (SEC Accession No. 0001144204-15-003887) (the “Initial 8-K”) to disclose the termination of its Chief Executive Officer and Director and appointment of its Acting Chief Operating Officer. On January 27, 2015, the Company further determined to issue a press release announcing the recent changes in management. This filing is being made in order to amend the Initial 8-K by filing a copy of the press release herewith as Exhibit 99.2

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director and Officer

Effective as of January 26, 2015, Qayed Shareef was terminated by the Board of Directors from his positions as Chief Executive Officer and Director of the Company, due to pending criminal charges against Mr. Shareef and his inability to effectively continue to perform his obligations as Chief Executive Officer. The Board of Directors has established a committee of five (5) individuals to actively search for a qualified successor Chief Executive Officer to replace Mr. Shareef.

Mr. Shareef has been provided a copy of this Form 8-K and an opportunity to respond to the disclosures made herein.

Appointment of Officer

Pursuant to a Consulting Agreement between the Company and Jim Waltz, effective as of January 25, 2015 (the “Consulting Agreement”), Jim Waltz was appointed Acting Chief Operating Officer of the Company. Mr. Waltz, age 45, is currently Chief Executive Officer of Beanstock Media, where he heads business strategy and execution using his hands-on knowledge of the inner workings and his strategic vision of the ad serving and ad network worlds to connect consumers with rich, engaging and relevant interactive ad content. Prior to joining Beanstock Media, Mr. Waltz held senior positions, including President, Chief Executive Officer and Vice President of Sales, at Traffic MarketPlace, AdModus and DoubleClick, respectively. Mr. Waltz earned a Bachelor of Arts from the University of Maine in 1992. The Consulting Agreement is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished as part of this Form 8-K:

Exhibit 99.1	Consulting Agreement between the Company and Jim Waltz, effective as of January 25, 2015 (1)
Exhibit 99.2	Press Release, dated January 27, 2015

(1)	Filed with the SEC on January 27, 2015 as an exhibit, numbered as indicated above, to the Initial 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2015	ADAPTIVE MEDIAS, INC.

/s/ Omar Akram
Omar Akram Senior Vice President, Product and Technology and Director